UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 8, 2021
YEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
61 Ninth Avenue
New York, NY 10011
(Address of principal executive offices, including zip code)
(212) 994-3900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                     Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 8, 2021, the board of directors (the “Board”) of Yext, Inc. (the “Company”) appointed David Rudnitsky as President and Chief Revenue Officer.

Mr. Rudnitsky, age 60, joined the Company in February 2017 as EVP, North American Enterprise Sales. Mr. Rudnitsky brings decades of technology sales experience to his role, previously serving as SVP Enterprise Sales at InsideSales.com, a privately held provider of sales acceleration platforms, from March 2015 to February 2017. From October 2002 to February 2015 he held various senior executive sales roles at Salesforce, a customer relationship management service provider. Most recently at the Company, Mr. Rudnitsky held the role of EVP & Co-Chief Revenue Officer, Enterprise Business Unit, along with Patrick Blair, EVP & Co-Chief Revenue Officer, CBU & International, who is transitioning out of the Company.

In connection with his appointment as President and Chief Revenue Officer and effective as of February 8, 2021, Mr. Rudnitsky’s base salary was increased to $525,000 and his target annual cash incentive compensation was increased to $525,000. The amount of annual cash incentive compensation will be determined pursuant to the executive bonus plan approved by the compensation committee of the Board. Mr. Rudnitsky also received a grant of 125,000 restricted stock units of which one-sixteenth of shares subject to award vests on March 20, 2021 and then quarterly thereafter on each of June 20, September 20, December 20 and March 20, in each case subject to his continued service on each such date.

There are no arrangements or understandings between Mr. Rudnitsky and any other persons pursuant to which he was appointed as President and Chief Revenue Officer of the Company. There are no family relationships between Mr. Rudnitsky and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Rudnitsky pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Ho Shin
Ho Shin EVP & General Counsel

Date: February 8, 2021